Vessels, Net	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Vessels, Net

5. Vessels, net:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Vessel	Accumulated	Net Book
	Cost	Depreciation	Value
Balance January 1, 2016	$147,789	$(17,288)	$130,501
Depreciation	—	(5,768)	(5,768)
Vessel impairment charge	(9,729)	6,337	(3,392)
Balance December 31, 2016	138,060	(16,719)	121,341
Depreciation	—	(5,567)	(5,567)
Balance December 31, 2017	138,060	(22,286)	115,774
Depreciation	—	(5,500)	(5,500)
Vessel impairment charge	(3,750)	1,468	(2,282)
Balance December 31, 2018	$134,310	$(26,318)	$107,992

As of December 31, 2016, the Company reviewed the carrying amount in connection with the estimated recoverable amount for each of its vessels. This review indicated that such carrying amount was not fully recoverable for the Company’s vessels Northsea Alpha and Northsea Beta. Consequently the carrying value of these vessels was written down resulting in a total impairment charge of $3,998, of which $3,392 was charged against Vessels, net, based on level 2 inputs of the fair value hierarchy, as discussed in Notes 2 and 10 and $606 was charged against Deferred charges, net, as discussed in Note 6.

As of December 31, 2018, the Company reviewed the carrying amount in connection with the estimated recoverable amount for each of its vessels. This review indicated that such carrying amount was not fully recoverable for the Company’s vessels Northsea Alpha and Northsea Beta. Consequently the carrying value of these vessels was written down resulting in a total impairment charge of $2,282 that was charged against Vessels, net, based on level 2 inputs of the fair value hierarchy, as discussed in Notes 2 and 10.

All of the Company’s vessels have been pledged as collateral to secure the bank loans discussed in Note 7.